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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 7, 2003
                (DATE OF EARLIEST EVENT REPORTED: APRIL 7, 2003)

                         COMMISSION FILE NUMBER 1-11680

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                         EL PASO ENERGY PARTNERS, L.P.
             (Exact name of Registrant as Specified in its Charter)

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
                   DELAWARE                                      76-0396023
         (State or Other Jurisdiction                         (I.R.S. Employer
      of Incorporation or Organization)                     Identification No.)

               4 GREENWAY PLAZA                                    77046
                HOUSTON, TEXAS                                   (Zip Code)
   (Address of Principal Executive Offices)
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              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (832) 676-6152

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ITEM 5.  OTHER EVENTS

     Our ability to execute our growth strategy and complete our current projects is dependent upon our access to the capital necessary to fund our projects and acquisitions. As previously announced, our strategy for 2003 is to raise approximately $300 million through the issuance of common units and other equity securities. We are actively considering an underwritten offering of our common units representing limited partner interests. If an offering is made, the securities would be issued under one of our existing shelf registrations with the Securities and Exchange Commission. The number of common units and timing are uncertain, but the offering could be in the range of $75-$120 million. Any offering is subject to market and other conditions.

     In addition to this offering, we are in preliminary negotiations with unaffiliated investors regarding the potential sale of common units and warrants or other rights to purchase common units. While the terms of any such investment have not been negotiated, such investment could involve an initial sale of $25 to $50 million of common units, together with warrants or other rights to purchase as much $150 million of additional common units over the next several years. Given the preliminary nature of our discussions with the investors, we cannot assure you when or whether a transaction will be consummated, nor of its ultimate terms.

     This announcement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. This announcement is being issued pursuant to and in accordance with Rule 135 under the Securities Act of 1933, as amended.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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                                                EL PASO ENERGY PARTNERS, L.P.

                                                By: EL PASO ENERGY PARTNERS COMPANY,
                                                    its General Partner


Date: April 7, 2003                                            By: /s/ KATHY A. WELCH
                                                  -------------------------------------------------
                                                                   Kathy A. Welch
                                                            Vice President and Controller
                                                           (Principal Accounting Officer)
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